                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  December 6, 2004

                                  MetLife, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            1-15787                                      13-4075851
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    (Commission File Number)                   (IRS Employer Identification No.)


      200 Park Avenue, New York, New York                      10166-0188
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   (Address of Principal Executive Offices)                    (Zip Code)

                                  212-578-2211
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

     The slide presentations attached hereto as Exhibit 99.1, and incorporated herein by reference, will be presented at MetLife, Inc.'s Investor Day Conference on December 6, 2004 and may be used by MetLife, Inc. in various other presentations to Investors. The slide presentations are furnished and not filed pursuant to instruction B.2 of Form 8-K.

Item 7.01.  Regulation FD.

     The slide presentations attached hereto as Exhibit 99.1, and incorporated herein by reference, will be presented at MetLife, Inc.'s Investor Day Conference on December 6, 2004 and may be used by MetLife, Inc. in various other presentations to Investors. The slide presentations are furnished and not filed pursuant to Instruction B.2 of Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

     (a) Not applicable

     (b) Not applicable

     (c) 99.1 Slide presentations presented at MetLife, Inc.'s Investor Day Conference on December 6, 2004. The slide presentations are furnished and not filed pursuant to Instruction B.2 of Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                METLIFE, INC.

                                By:   /s/ Gwenn L. Carr
                                      ------------------------------------------
                                      Name: Gwenn L. Carr
                                      Title: Senior Vice-President and Secretary

Date: December 6, 2004

                                  EXHIBIT INDEX
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Exhibit
Number        Exhibit
-------       -------

99.1 Slide presentations presented at MetLife, Inc.'s Investor Day Conference on December 6, 2004.